UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 2, 2022

Academy Sports and Outdoors, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39589	85-1800912
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation )	File No.)	Identification No.)

1800 North Mason Road
Katy, Texas 77449
(Address of principal executive offices including Zip Code)

(281) 646-5200
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	ASO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

On June 2, 2022, Academy Sports and Outdoors, Inc. (the “Company”) held its 2022 Annual Meeting of Stockholders (the "Annual Meeting"). The final voting results for each of the matters submitted to a stockholder vote at the Annual Meeting are set forth below:

Proposal 1: Election of Directors

The stockholders elected two Class II directors for terms expiring at the Company's 2025 Annual Meeting of Stockholders, and subject to the election and qualification of their successors, based upon the following votes:

	Votes For	Votes Withheld	Broker Non-Votes
Wendy A. Beck	55,185,315	12,583,781	9,692,372
Sharen J. Turney	67,498,529	270,567	9,692,372

Proposal 2: Ratification of Deloitte & Touche LLP as the Independent Registered Public Accounting Firm for fiscal year 2022.

The stockholders ratified the appointment of Deloitte & Touche LLP as the Company's Independent Registered Public Accounting Firm for the fiscal year 2022, based upon the following votes:

Votes For	Votes Against	Abstentions
75,010,848	2,389,099	61,521

Proposal 3: Approval, by non-binding advisory vote, of the fiscal year 2021 compensation paid to the named executive officers.

The stockholders approved, on a non-binding advisory basis, the compensation paid to the Company's named executive officers during fiscal year 2021 (commonly known as a "say-on-pay" proposal), based upon the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
65,666,657	1,996,950	105,489	9,692,372

Item 8.01    Other Events.

Quarterly Cash Dividend

On June 2, 2022, the Company, issued a press release announcing that the Company’s Board of Directors (the “Board”) approved the declaration of a cash dividend with respect to the quarter ended April 30, 2022 of $0.075 per share of outstanding common stock of the Company, payable on July 14, 2022, to stockholders of record as of the close of business on June 16, 2022.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press Release dated June 2, 2022.
104	Cover Page Interactive Date File (embedded within the Inline XBRL document).

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K on its behalf by the undersigned, thereto duly authorized.

ACADEMY SPORTS AND OUTDOORS, INC.

Date: June 2, 2022	By:	/s/	Rene G. Casares
	Name:	Rene G. Casares
	Title:	Senior Vice President, General Counsel and Secretary